SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2004

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 27, 2004, Ligand Pharmaceuticals Incorporated (Ligand) appointed BDO Seidman LLP as its independent registered public accounting firm to replace Deloitte & Touche LLP which resigned effective August 5, 2004.


     During the fiscal years ended December 31, 2003 and 2002, and through September 27, 2004, Ligand did not consult BDO Seidman LLP regarding either:


     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to Ligand nor oral advice was provided that BDO Seidman LLP concluded was an important factor considered by Ligand, in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph
          (a)(1)(v) of Item 304 of Regulation S-K).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.



                          LIGAND PHARMACEUTICALS INCORPORATED


Date : September 27, 2004    By:     /S/WARNER R. BROADDUS
                             Name:   Warner R. Broaddus
                             Title:  Vice President, General Counsel & Secretary